Davis New York Venture Fund
Authorized series of
Davis New York Venture Fund, Inc.
Supplement dated July 22, 2025
to the Prospectus dated November 29, 2024

The following disclosure is added to the third paragraph under “Selling Shares” on page 26 of the Prospectus:
A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in a capital gain or loss to you, subject to certain loss limitation rules.
The disclosure shown in the Fund’s supplement dated April 14, 2025, which falls under the section titled “Frequent Purchases and Redemptions of Fund Shares” on page 29 of the Prospectus, is modified as follows:
This policy regarding frequent trading does not apply to the following: (1) purchases and redemptions of Fund shares by ReFlow in connection with the Fund’s participation in the ReFlow Liquidity Program (see “Non-Principal Investment Strategies and Risks – ReFlow Liquidity Program”); and (2) purchase and sale activity by certain approved third parties who agree to accept redemptions in-kind in lieu of cash in liquidation of Fund shares, subject to the determination by the Adviser that such purchase and sale activity is in the best interest of Fund shareholders.

Davis New York Venture Fund
Authorized series of
Davis New York Venture Fund, Inc.
Supplement dated July 22, 2025
to the Statement of Additional Information dated November 29, 2024

The final sentence of the fourth paragraph of the section titled “Aggregated Trades” on page 15 of the Statement of Additional Information is replaced with the following:
There may be times that the Adviser is not able to aggregate transactions because of applicable law or other considerations (such as tax or liquidity considerations) when doing so might be disadvantageous.
The section titled “Redemptions are Ordinarily Paid to You in Cash” under “Redemption of Shares” on page 38 of the Statement of Additional Information is deleted in its entirety and replaced with the following:
The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Fund. The Fund could pay the redemption price of its shares in excess of $250,000 or 1% of its net asset value, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in a capital gain or loss to you, subject to certain loss limitation rules.
The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. When the Fund makes an in-kind redemption, the Fund follows the Fund’s protocol of making such distribution by way of (a) a pro rata distribution of securities or (b) a non-pro rata distribution of securities that is in the best interest of all Fund shareholders. If the securities provided to investors in an in-kind redemption are a non-pro rata portion of the Fund’s portfolio, it will only include securities that have been disclosed in the Fund’s most recent public portfolio holdings disclosure. The portfolio securities distributed in an in-kind redemption would be those traded on a public securities market or be otherwise considered liquid pursuant to the Fund’s liquidity policies and procedures. Except as otherwise may be approved by the Board of Directors, the securities that would not be included in an in-kind distribution include: (1) unregistered securities which, if distributed, would be required to be registered under the Securities Act of 1933, as amended; (2) securities issued by entities in countries which (a) restrict or prohibit the holding of securities by non-nationals other than through qualified investment vehicles, such as a fund, or (b) permit transfers of ownership of securities to be effected only by transactions conducted on a local stock exchange; and (3) certain Fund assets that, although they may be liquid and marketable, must be traded through the marketplace or with the counterparty to the transaction in order to effect a change in beneficial ownership.
There may be a risk that redemption in-kind activity could negatively impact the market value of the securities distributed in-kind and, in turn, the NAV of the Fund(s) that holds securities that are being distributed in-kind. The Adviser believes that the benefits to a Fund of redemptions in-kind will generally outweigh the risk of any potential negative NAV impact.